                                                                    EXHIBIT 24.1

                                    FORM 10-K

                                POWER OF ATTORNEY

     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission.

         Date                              Signature

      February 20, 2003                    /s/ Richard J. Burgess
----------------------------               -----------------------------------
                                           (Sign and print name and title)

                                                                    Exhibit 24.1

                                    FORM 10-K

                                POWER OF ATTORNEY

     The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission.

         Date                               Signature

      March 20, 2003                        /s/C. E. Miller
------------------------                    ------------------------------------
                                            (Sign and print name and title)

                                                                    Exhibit 24.1

                                    FORM 10-K

                                POWER OF ATTORNEY

                  The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission.

         Date                            Signature

      February 21, 2003                  /s/ Robert M. Boeve
-----------------------------            ---------------------------------------
                                         (Sign and print name and title)

                                                                    Exhibit 24.1

                                    FORM 10-K

                                POWER OF ATTORNEY

                  The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2002, and any amendments to that report, and to file it with the Securities and Exchange Commission.

         Date                       Signature

      March 4, 2003                 /s/Paul A. Halpern
-------------------------           -----------------------------------
                                    (Sign and print name and title)